                                  ASSIGNMENT


STATE OF WEST VIRGINIA

COUNTY OF TYLER

        This assignment made and entered into this 1st day of June, 1995, by and between RUTTER AND WILBANKS CORPORATION, a Texas Corporation, whose address is P.O. Box 3186, Midland, Texas 79702, hereinafter referred to as "Assignor" and TRANS ENERGY, INC., a Nevada corporation, whose address is P.O. Box 393, Saint Marys, West Virginia 26170, hereinafter referred to as "Assignee":

                                  WITNESSETH

        That for and in sum of ten dollars and other good and valuable consideration in hand paid by Assignee to Assignor, receipt of which is acknowledged, Assignor does hereby bargain, sell, grant, convey, transfer, assign and set over unto Assignee, but subject to the exceptions, reservations and provisions hereinafter set forth, all of the right, title and interest and estate of Assignor in and to those certain oil and gas leases set out and described on Exhibit A attached hereto and made a part hereof, all of the leases being located in Lincoln District, Tyler County, West Virginia.

        Assignor retains an overriding royalty interest of seven and one half percent (.0750) on all oil and gas produced and saved from the assigned premises, such overriding royalty interest to be delivered for the credit of Assignor in the same manner and at the same time as royalties payable to the Lessees under each lease hereby assigned.

        Assignor covenants with Assignee, its successors or assigns, that it is the lawful owner of and has good title to the interest above assigned and that Assignor warrants the title, by, through, and under it but not otherwise.

        Executed this 17th day of July, 1995, but effective June 1, 1995.

                                                 RUTTER AND WILBANKS CORPORATION

                                            By: /s/ A.W. Rutter, Jr.
                                                 ------------------------------
                                                    A.W. Rutter, Jr., Vice Pres.

STATE OF TEXAS

COUNTY OF MIDLAND

        This instrument was acknowledged before me on July 17, 1995, by A.W. RUTTER, JR., Vice President of RUTTER AND WILBANKS CORPORATION, a Texas corporation, on behalf of said corporation.

    [NOTARY SEAL APPEARS HERE]                  /s/ Charlotte S. Harris
                                                -------------------------------
                                                Notary Public Signature

This document prepared by Charles A. Wynne, P.O. Box 3186, Midland, Texas 79702.

Consideration for this assignment is $_______, declared by Assignor.

                                   EXHIBIT A

(ATTACHED TO ASSIGNMENT DATED JUNE 1, 1995 BETWEEN RUTTER AND WILBANKS CORPORATION, AS ASSIGNOR, AND TRANS ENERGY, INC., AS ASSIGNEE)

1. Oil and Gas Lease dated November 15, 1991, from Henry E. McCoy et al, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 286, Tyler County Commission, W. Virginia.

2. Oil and Gas Lease dated November 15, 1991, from Trudy Branch, as single woman, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 307, Tyler County Commission, W. Virginia .

3. Oil and Gas Lease dated November 15, 1991, from Stealey Branch et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 458, Tyler County Commission, W. Virginia.

4. Oil and Gas Lease dated November 15, 1991, from John Branch et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 307, Tyler County Commission, W. Virginia.

5. Oil and Gas Lease dated November 15, 1991, from Henry E. McCoy et al, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 291, Tyler County Commission, W. Virginia.

6. Oil and Gas Lease dated November 15, 1991, from John Branch et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 300, Tyler County Commission, W. Virginia.

7. Oil and Gas Lease dated November 15, 1991, from Trudy Branch, as single woman, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 311, Tyler County Commission, W. Virginia .

8. Oil and Gas Lease dated November 15, 1991, from Stealey Branch et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 454, Tyler County Commission, W. Virginia.

9. Oil and Gas Lease dated November 15, 1991, from Robert Wright et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 294 at Page 3, Tyler County Commission, W. Virginia.

EXHIBIT A - Page 2 (Attached to Contract of Sale Dated June 1, 1995, between Rutter and Wilbanks Corporation, as Grantor, and Trans Energy, Inc., as Grantee)

10. Oil and Gas Lease dated November 15, 1991, from R. E. Samples et ux, as Lessor, to Rutter and Wilbanks corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 294 at Page 7, Tyler County Commission, W. Virginia.

11. Oil and Gas Lease dated November 15, 1991, from Charles A. Wynne et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at page 424, Tyler County Commission, W. Virginia.

12. Oil and Gas Lease dated November 15, 1991, from Ruby D. Henderson et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 633, Tyler County Commission, W. Virginia.

13. Oil and Gas Lease dated November 15, 1991, from Robert A. Lowther et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 640, Tyler County Commission, W. Virginia.

14. Oil and Gas Lease dated November 15, 1991, from Cornelia Boreman Graham et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 421, Tyler County Commission, W. Virginia.

15. Oil and Gas Lease dated November 15, 1991, from Evelyn Boreman Parks et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 294 at Page 11, Tyler County Commission, W. Virginia.

16. Oil and Gas Lease dated November 15, 1991, from William M. Boreman et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 450, Tyler County Commission, W. Virginia.

17. Oil and Gas Lease dated November 15, 1991, from F. A. Fonner et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 417, Tyler County Commission, W. Virginia.

18. Oil and Gas Lease dated November 15, 1991, from Robert L. Skinner, a single man, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 303, Tyler County Commission, W. Virginia.

EXHIBIT A - Page 3 (Attached to Contract of Sale Dated June 1, 1995, between Rutter and Wilbanks Corporation, as Grantor, and Trans Energy, Inc., as Grantee)

19. Oil and Gas Lease dated November 15, 1991, from John D. Kiper, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 414, Tyler County Commission,
      W. Virginia.

20. Oil and Gas Lease dated November 15, 1991, from Robert A. Lowther et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 661, Tyler County Commission, W. Virginia.

21. Oil and Gas Lease dated November 15, 1991, from Grace H. Thoenen, a single woman, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 278, Tyler County Commission, W. Virginia.

22. Oil and Gas Lease dated November 15, 1991, from Grace V. Thoenen, as a single woman, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 626, Tyler County Commission, W. Virginia.

23. Oil and Gas Lease dated November 15, 1991, from Robert A. Lowther et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 644, Tyler County Commission, W. Virginia.

24. Oil and Gas Lease dated November 15, 1991, from Ann C. Sands, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 282, Tyler County Commission,
      W. Virginia.

25. Oil and Gas Lease dated November 15, 1991, from George J. Grimm et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 294 at Page 681, Tyler County Commission, W. Virginia.

26. Oil and Gas Lease dated November 15, 1991, from W. Harold Parks, as his separate property, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 630, Tyler County Commission, W. Virginia.

27. Oil and Gas Lease dated November 15, 1991, from Robert A. Lowther et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 648, Tyler County Commission, W. Virginia.

EXHIBIT A - Page 4 (Attached to Contract of Sale Dated June 1, 1995, between Rutter and Wilbanks Corporation, as Grantor, and Trans Energy, Inc., as Grantee)

28. Oil and Gas Lease dated November 15, 1991, from Robert A. Lowther et al, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 656, Tyler County Commission, W. Virginia.

29. Oil and Gas Lease dated November 15, 1991, from Kathryn Spencer, as her separate property, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 637, Tyler County Commission, W. Virginia.

30. Oil and Gas Lease dated November 15, 1991, from Robert A. Lowther et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 665, Tyler County Commission, W. Virginia.

31. Oil and Gas Lease dated November 15, 1991, from Henry E. McCoy et al, as lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the city limits of Sistersville, Lincoln District, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 295 at Page 547, Tyler County Commission, W. Virginia.

32. Oil and Gas Lease dated November 15, 1991, from Robert A. Lowther et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 292 at Page 652, Tyler County Commission, W. Virginia.

33. Oil and Gas Lease dated November 15, 1991, from Gilbert Jamieson et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 294 at Page 678, Tyler County Commission, W. Virginia.

34. Oil and Gas Lease dated November 15, 1991, from David E. Harrington et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 293 at Page 295, Tyler County Commission, W. Virginia.

35. Oil and Gas Lease dated November 15, 1991, from Harry L. Webb et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in Lincoln and Union Districts, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 294 at Page 701, Tyler County Commission, W. Virginia.

36. Oil and Gas Lease dated November 15, 1991, from Joseph M. Pope et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lease recorded in Deed Book 301 at Page 275, Tyler County Commission, W. Virginia.

EXHIBIT A - Page 5 (Attached to Contract of Sale dated June 1, 1995, between Rutter and Wilbanks Corporation, as Grantor, and Trans Energy, Inc., as Grantee)

37. Oil and Gas Lease dated November 15, 1991, from Robert Lowther et ux, as Lessor, to Rutter and Wilbanks Corporation, as Lessee, covering lands situated in the District of Lincoln, Tyler County, West Virginia, more fully described in Lesae recorded in Deed Book 294 at Page 653, Tyler County Commission, W. Virginia.

                                       6